Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [●] [●], 2015 among LoanCore Realty Trust, Inc., a Maryland corporation (the “Company”), Mark Finerman, Christopher McCormack, Daniel Bennett, Jordan Bock, Gary Berkman, Stuart Shiff, LC REIT LLC, a Delaware limited liability company (“GICRE”), and Jefferies Group LLC, a Delaware limited liability company (“Jefferies Group”). For purposes of this Agreement, each of Mark Finerman, Christopher McCormack, Daniel Bennett, Jordan Bock, Gary Berkman, Stuart Shiff, GICRE and Jefferies Group shall be referred to individually as a “Holder” and collectively as the “Holders”.

WHEREAS, the Company and the Holders are parties to a Stock Purchase Agreement, dated as of June 22, 2015 (the “Stock Purchase Agreement”), pursuant to which concurrently with the Company’s proposed initial public offering (the “IPO”), the Company agreed to issue in a private placement to each Holder, and each Holder agreed, severally and not jointly, to purchase a number of shares (the “Common Shares”) of the Company’s common stock, par value $0.01 per share, in accordance with the terms of the Stock Purchase Agreement (collectively, the “Private Placement Common Shares”); and

WHEREAS, the parties hereto desire to enter into this Agreement to provide each Designated Holder (as defined herein) with certain registration rights described herein with respect to his/her or its Registrable Securities (as defined herein).

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1      DEFINITIONS

As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” mean this Agreement, as the same may be amended in accordance with the terms hereof.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or regulation to close.

“Closing Price” means, with respect to the Registrable Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date quoted on Bloomberg or a similar platform or, if no such closing price on such date is quoted on Bloomberg or a similar platform, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading, (b) if the Registrable Securities are not then listed on a national securities exchange, the last sale price or, if such last sale price is not then reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market or comparable system then in use, (c) if the Registrable Securities are not then reported by The Nasdaq Stock Market or comparable system, the average of the closing bid and asked prices as furnished by a professional market-maker making a market in the Registrable Securities selected by the Company or (d) if none of (a), (b) or (c) is applicable, a market price per Common Share determined in good faith by the Board of Directors. If trading is conducted on a continuous basis on any national securities exchange, then the closing price shall be at 4:00 P.M. New York City time.

“Commission” means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

“Common Shares” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Demand Registration” has the meaning set forth in Section 3.1(a).

“Designated Holder” means (a) each Holder in his/her or its capacity as a holder of Registrable Securities, as reflected on Schedule 1 hereto, and (b) any direct or indirect transferee of such Registrable Securities from such Holder permitted under Section 9.4, provided, in each case, that such Holder or transferee shall then own Registrable Securities.

“Disclosure Package” means, with respect to any offering of Common Shares, (a) the Prospectus, (b) each Free Writing Prospectus and (c) all oral information, in each case, that is conveyed, in accordance with Rule 159 under the Securities Act, by or on behalf of the Company to purchasers of such Common Shares at the time of sale therefor (including a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Existing Shelf Registration Statement” has the meaning set forth in Section 3.1(a).

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“GICRE” has the meaning set forth in the preamble to this Agreement.

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“Holder” has the meaning set forth in the preamble to this Agreement.

“Holders’ Counsel” has the meaning set forth in Section 5.2(a).

“Indemnified Party” has the meaning set forth in Section 6.3.

“Indemnifying Party” has the meaning set forth in Section 6.3.

“Initiating Holder” has the meaning set forth in Section 3.1(a).

“Inspector” has the meaning set forth in Section 5.2(j).

“IPO” has the meaning set forth in the recitals to this Agreement.

“Jefferies Group” has the meaning set forth in the preamble to this Agreement.

“Lock-Up Agreement” has the meaning set forth in Section 3.1.

“Majority-in-Interest” means holders of a majority of the specified Registrable Securities.

“Management Holders” means Mark Finerman, Christopher McCormack, Daniel Bennett, Jordan Bock, Gary Berkman and Stuart Shiff.

“Managing Underwriter” means the managing underwriter(s) for an underwritten offering.

“Market Price” means, on any date of determination, the average of the daily Closing Prices of the Registrable Securities for the immediately preceding 15 days on which the national securities exchanges are open for trading.

“New Registration Statement” has the meaning set forth in Section 3.1(a).

“Person” means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or any representative capacity.

“Piggy-Back Registration” has the meaning set forth in Section 4.1.

“Private Placement Common Shares” has the meaning set forth in the recitals to this Agreement.

“Prospectus” has the meaning set forth in Section 3.1(a).

“Records” has the meaning set forth in Section 5.2(j).

“Registrable Securities” means, subject to Section 9.4, at any time (i) the Private Placement Common Shares (with the initial amount of Private Placement Common Shares held by each Holder set forth opposite such Holder’s name on Schedule 1 hereto), and (ii) any Common Shares issued or issuable with respect to any Private Placement Common Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that Private Placement Common Shares referred to in clause (i) and the Common Shares referred to in clause (ii) shall cease to be Registrable Securities upon the earliest to occur of the following: (a) a Registration Statement covering the offering and sale of such Registrable Securities has been declared or otherwise has become effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective Registration Statement; (b) such Registrable Securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act; and (c) such Registrable Securities cease to be outstanding.

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“Registration Expenses” has the meaning set forth in Section 7.

“Registration Notice” has the meaning set forth in Section 3.1(a).

“Registration Rights” has the meaning set forth in Section 2.1.

“Registration Statement” has the meaning set forth in Section 3.1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Statement” means a registration statement filed with the Commission pursuant to Rule 415 under the Securities Act (or any successor rule) with respect to the offer and sale of Common Shares from time to time on a delayed basis.

“Stock Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Suspension Event” has the meaning set forth in Section 3.2.

SECTION 2      REGISTRATION RIGHTS

2.1              Grant of Rights. The Company hereby agrees that each Designated Holder shall be entitled to offer and sell his/her or its Registrable Securities pursuant to one or more Registration Statements, subject to the terms and conditions set forth in Section 3 and Section 4 hereof (the “Registration Rights”).

SECTION 3      DEMAND REGISTRATION RIGHTS

3.1              (a) Demand Registration. Subject to Sections 3.1(c) and (d) and 3.2 hereof, each Designated Holder (in such capacity, an “Initiating Holder”) may deliver to the Company a written notice (a “Registration Notice”) informing the Company of his/her or its desire to have his/her or its Registrable Securities registered for sale and specifying the number of Registrable Securities to be registered by the Company and the intended method of disposition thereof and that such request is being made pursuant to this Section 3.1(a) (a “Demand Registration”).

The Company may cause the Registrable Securities that are the subject of a Demand Registration made in accordance with the immediately preceding paragraph to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with, and which has been declared effective by, the Commission under the Securities Act, or otherwise become effective thereunder, and which remains effective and not subject to any stop order of the Commission (an “Existing Shelf Registration Statement”). Absent inclusion of such Registrable Securities in an Existing Shelf Registration Statement and subject to Sections 3.1(c) and (d) and 3.2 hereof, the Company shall file with the Commission as soon as reasonably practicable after receiving a Registration Notice, but in any event prior to the later of (i) the first Business Day following the expiration of the periods referred to in the lock-up letters delivered pursuant to the Stock Purchase Agreement (collectively, the “Lock-Up Agreement”) and (ii) the sixtieth (60th) day following the Company’s receipt of such Registration Notice, a new registration statement and related prospectus (which may take the form of a Shelf Registration Statement in the sole discretion of the Company) (a “New Registration Statement”) providing for the offer and sale by the applicable Designated Holder of such Registrable Securities and agrees to use its commercially reasonable efforts to cause such New Registration Statement be declared effective by the Commission under the Securities Act as soon as practicable thereafter (unless such New Registration Statement is automatically effective upon filing), in each case giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions necessary to effect a registered public offering of securities. As used herein, “Registration Statement” and “Prospectus” refer to a registration statement on a form the Company is then eligible to use and related prospectus (including any preliminary prospectus and prospectus supplement) filed with the Commission pursuant to the Securities Act and utilized by the Company to satisfy a Designated Holder’s Registration Rights pursuant to this Agreement, including an Existing Shelf Registration Statement and related prospectus (including any preliminary prospectus and prospectus supplement) or a New Registration Statement and related prospectus (including any preliminary prospectus and prospectus supplement), including, in each case, any documents incorporated or deemed to be incorporated therein by reference.

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(b)               Offers and Sales. All offers and sales of Registrable Securities by a Designated Holder under the Registration Statement shall be completed within the period during which such Registration Statement remains effective and not the subject of any stop order of the Commission. Upon notice from the Company pursuant to Section 5.2(d)(2) hereof that such Registration Statement is no longer effective, no Designated Holder shall offer or sell the Registrable Securities covered by such Registration Statement or use the Prospectus then in its possession.

Notwithstanding the foregoing, a registration of Registrable Securities pursuant to a Registration Notice shall not constitute a Demand Registration:

(1)               until the applicable Registrable Statement has become effective and has been effective under the Securities Act for the lesser of (i) the period during which all such Registrable Securities registered in the Demand Registration are sold and (ii) one hundred twenty (120) days, in the case of a New Registration Statement other than a Shelf Registration Statement, and three (3) years, in the case of a Shelf Registration Statement; provided, however, that if the Company postpones the filing of the applicable Registration Statement or suspends the effectiveness of, or prohibits sales of Registrable Securities under, the applicable Registration Statement, in each case as permitted by Section 3.2 hereof, the time periods referenced in clause (ii) above shall be extended by the aggregate number of days of such postponement, suspension or prohibition, as the case may be; and

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(2)               if the Company fails to satisfy the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration that it is required to satisfy at or prior to the closing for the sale of such Registrable Securities.

(c)                Limitations on Demand Registrations. Each Designated Holder shall be entitled to one Demand Registration prior to the first anniversary of the date of this Agreement, and each such Demand Registration shall be with respect to a minimum anticipated aggregate offering price of Registrable Securities (calculated based upon the Market Price of the Common Shares on the proposed date of filing of a New Registration Statement or, in the case of an Existing Shelf Registration Statement, on the date of the Registration Notice) of $10,000,000. A Designated Holder shall be entitled to up to two additional Demand Registrations of Registrable Securities if such Designated Holder (which, for this purpose, shall include all Management Holders who collectively exercise their Demand Registration rights at the same time) then owns in excess of 5.0% of the then outstanding Common Shares, taking into account the completion of the sale of Registrable Securities pursuant to his/her or its previous Demand Registration(s), if any, or is then an Affiliate of the Company; provided, however, that in the event that a Designated Holder who or which is not an Affiliate of the Company elects to exercise a Demand Registration at such time when such Designated Holder owns less than 8.0%, but more than 5.0%, of the then outstanding Common Shares, taking into account the completion of the sale of Registrable Securities pursuant to his/her or its previous Demand Registration(s), if any, in each case, after the first anniversary of the date of this Agreement, then such Designated Holder shall be deemed to have waived its or his/her right to any and all additional Demand Registrations under this Agreement. Notwithstanding the foregoing, a Designated Holder may not exercise any Demand Registration rights within 60 days following such Designated Holder’s prior exercise of a Demand Registration right.

(d)               Restrictions on Public Sale by Designated Holders. Each Designated Holder hereby agrees that it shall not, to the extent requested by the Company or, in the case of an underwritten offering, the Managing Underwriter, directly or indirectly, sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any Common Shares (other than to donees or Affiliates of such Designated Holder who agree to be similarly bound) within fifteen (15) days prior to, and for (1) one hundred eighty (180) days, in the event of the IPO (or such other period as may be requested by the Company or the Managing Underwriter pursuant to the Lock-Up Agreement) or (2) 90 days (or such shorter period as agreed upon with the Company and the Managing Underwriter), in the event of any subsequent offering, beginning on, the date of an underwriting agreement with respect to an underwritten offering of Common Shares by the Company, either directly or on behalf of the applicable Designated Holder; provided, however, that the Company shall provide prior notice to the Designated Holders of any offering contemplated by this Section 3.1(d); and provided, further, that:

(x) all executive officers and directors of the Company then holding Common Shares shall enter into similar agreements;

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(y) the Company shall use its commercially reasonable efforts to obtain similar agreements from each 5% or greater holder of Common Shares; and

(z) such Designated Holder shall be allowed any concession or proportionate release allowed to any officer, director or other 5% or greater holder of Common Shares that entered into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Registrable Securities subject to this Section 3.1(d) and to impose stop transfer instructions with respect to the Registrable Securities and such other Common Shares of a Designated Holder (and the Common Shares or securities of every other person subject to the foregoing restriction) until the end of such period.

3.2              Suspension of Offering. Notwithstanding Section 3.1(a) and Section 3.1(c) hereof, if the Board of Directors, in its good faith judgment, determines that (a) any registration, offer or sale of Registrable Securities would materially and adversely affect any financing or other offering of securities of the Company, (b) any registration, offer or sale of Registrable Securities should not be made or continued because of the negotiation, probability or consummation of a material transaction by the Company or its subsidiaries or (c) an event has occurred whose negotiation, probability or consummation would require additional or different disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Board of Directors’ reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”), the Company may (1) postpone the filing of a Registration Statement, and (2) in the case of a Registration Statement that has been filed relating to a Demand Registration, upon the approval of the Board of Directors, prohibit the Designated Holders from offering or selling Registrable Securities under such Registration Statement and suspend the effectiveness of such Registration Statement and prohibit the use of the applicable Prospectus therefor; provided, however, that the Designated Holders’ rights to make sales pursuant to an effective Registration Statement cannot be suspended following an abandonment of the transactions described in clauses (a) or (b) or if the Board of Directors no longer believes (in its good faith judgment) that the event described in clause (c) would continue to require additional or different disclosure in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential; provided, further, that the Company may not effect any such postponement, prohibition or suspension for more than sixty (60) consecutive days at any one time or more than twice in any twelve (12) month period; and provided, further, that in the event the Company postpones the filing of a Registration Statement pursuant to clause (1) above, each applicable Designated Holder shall have the right, within five (5) Business Days of the receipt of notice from the Company of such postponement, to withdraw the registration of such Designated Holder’s Registrable Securities commenced under Section 3.1(a) by providing notice of such withdrawal to the Company, and any such withdrawn registration shall not constitute a Demand Registration for such Designated Holder.

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Upon receipt of any written notice from the Company of the occurrence of any Suspension Event or that the applicable Registration Statement or Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading, each Designated Holder agrees that (a) it will immediately discontinue offers and sales of his/her or its Registrable Securities under the applicable Registration Statement and use of the Prospectus then in its possession until such Designated Holder is notified in writing by the Company that it may resume such offers and sales, and (b) it will maintain the confidentiality of the delivery of any such written notice to it by the Company and any information included in such written notice unless otherwise required by applicable law or subpoena. If so directed by the Company, each Designated Holder will deliver any amended or supplemented Prospectus provided to it by the Company in connection with such Designated Holder’s offers and sales of Registrable Securities in lieu of the Prospectus previously in its possession.

In the event that the applicable Registration Statement incorporates by reference documents filed by the Company under the Exchange Act and all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date (taking into account any permissible extension), upon written notice thereof by the Company to the Designated Holders, the rights of the Designated Holders to offer and/or sell any Registrable Securities or to require the Company to take action with respect to the registration, offer or sale of any Registrable Securities shall be suspended until the date on which the Company has filed such reports, and the Company shall file all such reports as promptly as practicable and promptly notify the Designated Holders in writing when such suspension is no longer required.

3.3              Underwriting Procedures. If an Initiating Holder so elects, the Company shall use its commercially reasonable efforts to cause his/her or its Demand Registration to be in the form of an underwritten offering (which, for the avoidance of doubt, shall include, if the Registration Statement is in the form of a Shelf Registration Statement, preparing and filing a prospectus supplement that relates to such underwritten offering) and the Managing Underwriter for such offering shall be selected by the Company and such Initiating Holder. If the Managing Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such Demand Registration only the aggregate amount of Registrable Securities that the Managing Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, which, in the case of multiple Initiating Holders exercising their Demand Registration rights as part of such offering, shall be made pro rata based on the number of Registrable Securities requested by each such Initiating Holders to be part of such offering. Notwithstanding anything to the contrary contained herein, (i) if the Company desires to sell Common Shares for its own account, it may include a number of Common Shares in the applicable Registration Statement and related offering up to 10% of all of the Common Shares being sold in such offering, (ii) the Company shall not be obligated to effect, or take any action to effect, an underwritten offering pursuant to a Demand Registration by an Initiating Holder during the period commencing on the date that is thirty (30) days prior to the Company’s good faith estimate of the filing date for a registration statement covering the offering and sale of Common Shares by the Company with respect to which the Company gave written notice to such Initiating Holder pursuant to Section 4.1 and ending on the date that is ninety (90) days after the effectiveness of such registration statement and (iii) a registration shall not be counted as a Demand Registration if as a result of the Managing Underwriter's cutback pursuant to this Section 3.3 less than fifty percent (50%) of the number of Registrable Securities requested to be included by the Initiating Holders are actually included in the applicable offering and the Registration Statement related thereto.

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SECTION 4      PIGGY-BACK REGISTRATION.

4.1              Request for Piggy-Back Registration. Following the expiration of the periods referred to in the Lock-Up Agreement or an earlier release from the terms thereof by the Company and the Managing Underwriter, if at any time the Company proposes to file a Registration Statement (other than a Registration Statement on Form S-4 or Form S-8 or a Registration Statement for the offering and sale of convertible debt securities) with respect to an offering of Common Shares by the Company for its own account solely for cash or for the account of any registered holder of Common Shares (including other Designated Holders), then the Company shall give written notice of such proposed filing to each of the Designated Holders at least fifteen (15) Business Days before the anticipated filing date, and such notice shall describe the proposed registration and offering and offer the Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (a “Piggy-Back Registration”). The Company shall use its commercially reasonable efforts to cause the Managing Underwriter for such offering to permit each Designated Holder who has requested of the Company in writing at least five (5) Business Days before the anticipated filing date to participate in the Piggy-Back Registration to include his/her or its Registrable Securities in such offering on the same terms and conditions as the Common Shares of the Company or the applicable registered holders, as the case may be, included therein. The Company shall have the absolute right to withdraw or cease to prepare or file any Registration Statement or otherwise terminate any offering of Common Shares referred to in this Section 4.1 without any obligation or liability to any Designated Holder.

4.2              Allocation. In connection with any Piggy-Back Registration under Section 4.1 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of such underwritten offering as agreed upon between the Company and the Managing Underwriter, and then only in such quantity as the Managing Underwriter believes, in its sole judgment, will not jeopardize the timing, terms or success of such underwritten offering for the Company. If the Managing Underwriter determines, in its sole judgment, that a limitation in the Piggy-Back Registration of the number of Common Shares to be included therein is required in order to not jeopardize the timing, terms or success of such underwritten offering for the Company, then the Piggy-Back Registration shall cover, first, all of the Common Shares to be offered for the account of the Company, second, the Registrable Securities to be offered for the account of the Designated Holders who have exercised their Piggy-Back Registration rights and all other Common Shares being registered pursuant to the exercise of contractual rights comparable to the Registration Rights contained herein, pro rata based on the estimated gross proceeds from the sale thereof, and third, all other Common Shares to be included in such registration.

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4.3              Limitations on Piggy-Back Registrations.

(a)                Each Designated Holder shall be entitled to have its Registrable Shares included in unlimited Piggy-Back Registrations prior to the first anniversary of the date of this Agreement, and thereafter shall be entitled to unlimited Piggy-Back Registrations prior to the third anniversary of the date of this Agreement if such Designated Holder (which, for this purpose, shall include all Management Holders who collectively exercise their Piggy-Back Registration rights at any one time) then owns 1.0% or more of the then outstanding Common Shares or is then an Affiliate of the Company.

(b)               The Company shall not enter into any agreement or arrangement with any holder or prospective holder of any securities of the Company that would grant piggyback registration rights to such holder or prospective holder that have priority in a Piggy-Back Registration to the rights of Designated Holders in such Piggy-Back Registration.

SECTION 5      REGISTRATION PROCEDURES.

5.1              Qualification. The Company agrees to use its commercially reasonable efforts to (a) register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as the Managing Underwriter, in the case of an underwritten offering, or, in the case of a Demand Registration, an Initiating Holder, or, in the case of multiple Initiating Holders at any one time, the Initiating Holders of a Majority-in-Interest of the related Registrable Securities, as the case may be, may reasonably request in writing, (b) keep each such registration or qualification effective until the earlier of (i) such time when such Registrable Securities no longer meet the definition of “Registrable Securities” herein and (ii) such time when the related Registration Rights of the applicable Designated Holder(s) are no longer exercisable pursuant to Section 3.1(c) or Section 4.3(a) hereof and (c) take any other similar action which may be reasonably requested by the Designated Holder(s) to consummate the disposition of the Registrable Securities owned by such Designated Holder(s); provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would subject it to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

5.2              Obligations of the Company. When the Company is required to effect the registration of Registrable Securities under the Securities Act pursuant to Section 3 or Section 4 of this Agreement, subject to Section 3.2 hereof, the Company shall:

(a)                prepare and file with the Commission a Registration Statement (including a related Prospectus) on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which complies as to form in all material respects with applicable Commission rules providing for the offer and sale by the applicable Designated Holders of their respective Registrable Securities to be filed with the Commission; provided, however, that before filing a Registration Statement or the Prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by Designated Holders owning a Majority-in-Interest of the Registrable Securities being registered in such registration (“Holders’ Counsel”) with an opportunity to review and comment on such Registration Statement and Prospectus and each amendment or supplement thereto and each Free Writing Prospectus to be filed by the Company with the Commission;

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(b)               prepare and file with the Commission such amendments and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (1) to keep such Registration Statement effective and (2) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, in each case until the earlier of (i) such time when such Registrable Securities no longer meet the definition of “Registrable Securities” herein and (ii) such time when the related Registration Rights of the applicable Designated Holder(s) are no longer exercisable pursuant to Section 3.1(c) or Section 4.3(a) hereof (it being understood that the Company may thereafter file a post-effective amendment to such Registration Statement, or otherwise withdraw such Registration Statement, for the purpose of removing the registration of offers and sales of such Registrable Securities under the Securities Act);

(c)                furnish, without charge, to each Designated Holder selling Registrable Securities, upon request, one copy of the Registration Statement and each amendment thereto (in each case including all exhibits, but excluding any documents incorporated or deemed to be incorporated by reference therein), and such number of copies of the Prospectus and each amendment or supplement thereto as the Designated Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Designated Holder;

(d)               promptly notify the Designated Holders: (1) when the Registration Statement, or any amendment thereto, or the Prospectus, or any amendment or supplement thereto (including any prospectus supplement) has been filed with the Commission and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (3) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (4) of the receipt by the Company of any comments or correspondence from the Commission relating to the applicable Registration Statement or Prospectus;

(e)                promptly use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a Registration Statement during the period contemplated in Section 5.2(b) and, if any such stop order suspending the effectiveness of a Registration Statement is issued during such period, shall promptly use its commercially reasonable efforts to obtain the withdrawal of such order as promptly as is practicable;

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(f)                following receipt of a Registration Notice and thereafter until the sooner of (1) the completion, abandonment or termination of the offering or sale of Registrable Securities contemplated thereby and (2) the expiration of the period during which the Company is required to maintain the effectiveness of the applicable Registration Statement as contemplated in Section 5.2(b), promptly notify the applicable Designated Holder(s): (i) of the existence of any fact or the occurrence of any event, in each case, of which the Company is aware, which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus containing an untrue statement of a material fact or omitting to state a material fact necessary in order to make any statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further offers and sales of Registrable Securities under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, after any such mandatory notification by the Company, subject to Section 3.2 hereof, at the request of a Designated Holder, the Company shall promptly prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to such Designated Holder a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement and/or the Prospectus or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold pursuant thereto, the Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g)               use its commercially reasonable efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Common Shares are then listed, if applicable;

(h)               if requested by a Designated Holder, include in a prospectus supplement or post-effective amendment to the applicable Registration Statement, if not already included therein, such information concerning such Designated Holder or the intended method of distribution as such Designated Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to such Registration Statement, including information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission or is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;

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(i)                 if such sale is an underwritten offering pursuant to Section 3.3, enter into and perform customary agreements (including an underwriting agreement in customary form with the Managing Underwriter for such offering) and use its commercially reasonable efforts to cause to be delivered customary opinions of Company counsel and a customary comfort letter from the Company’s independent public accountants;

(j)                 make available at reasonable times for inspection by any seller of Registrable Securities, the Managing Underwriter, counsel to such seller or, in the case of multiple sellers, Holders’ Counsel and any accountant or other agent retained by any such seller or Managing Underwriter (each, an “Inspector” and collectively, the “Inspectors”) all financial and other records, pertinent corporate documents and investment information of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable such seller and Managing Underwriter to exercise their due diligence responsibility, and cause the Company’s directors and officers, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such offering; provided, however, that, unless the release of Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any Records to Inspectors if (1) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege or (2) either (a) the Company has requested and been granted from the Commission confidential treatment of information in such Records contained in any filing with the Commission or documents provided supplementally or otherwise or (b) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless, prior to furnishing any such information with respect to (a) or (b), such Inspector requesting such Records enters into, and causes each of his/her or its other Inspectors to enter into, a confidentiality agreement on terms reasonably acceptable to the Company; and provided, further, that each Inspector agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(k)               comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the applicable Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(l)                 if such sale is an underwritten offering pursuant to Section 3.3, cooperate with each seller of the related Registrable Securities and each underwriter participating in such offering and their respective counsel in connection with any filings required to be made with FINRA; and

(m)             otherwise use its commercially reasonable efforts to effect the registration of such Registrable Securities.

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5.3              Obligations of Designated Holders. In connection with any Registration Statement utilized by the Company to satisfy the Registration Rights of a Designated Holder in respect of his/her or its Registrable Securities pursuant to Section 3 or Section 4, such Designated Holder agrees to cooperate with the Company in connection with the preparation of such Registration Statement and further agrees that it will (a) respond within ten (10) Business Days to any reasonable written request by the Company to provide or verify information regarding such Designated Holder or such Designated Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and the Prospectus pursuant to the rules and regulations of the Commission, (b) provide in a timely manner information regarding the proposed distribution by such Designated Holder of the Registrable Securities and such other information as may be reasonably requested by the Company from time to time in connection with the preparation of, and for inclusion, in the Registration Statement and related Prospectus, and (c) in connection with an underwritten offering of such Registrable Securities, enter into an underwriting agreement with the Managing Underwriter, which, in the case of a Piggy-Back Registration, shall be on the same terms (including price for his/her or its Registrable Securities) as agreed to by the Company, and complete or otherwise cause to be furnished all questionnaires, powers-of-attorney, opinions and other documents reasonably required by the Managing Underwriter for the sole purpose of completing such underwritten offering pursuant to the terms of such underwriting agreement; provided, however, that in the event that such Designated Holder fails to satisfy his/her or its obligations under clause (a), (b) or (c), the Company shall no longer be obligated to satisfy such Designated Holder’s Registration Rights in respect of such Registrable Securities.

SECTION 6      INDEMNIFICATION; CONTRIBUTION

6.1              Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder and each person, if any, who controls a Designated Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any officer, director, employee, agent, general partner, limited partner or member of such Designated Holder, as follows:

(a)                against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto or (2) the omission or alleged omission to state, in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances in which they were made, in the case of the Disclosure Package and the Prospectus or any amendment or supplement thereto) not misleading;

(b)               against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

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(c)                against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental entity, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 6.1 does not apply to any Designated Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of or based upon (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon, and in conformity with, written information furnished to the Company by such Designated Holder expressly for use in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto or (B) such Designated Holder’s failure to deliver an amended or supplemental prospectus furnished to such Designated Holder by the Company if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

In connection with an underwritten offering, the Company will indemnify each underwriter thereof, its officers and directors and each person that controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as provided above with respect to the indemnification of each Designated Holder of Registrable Securities included in the applicable Registration Statement; provided, however, that such indemnity shall not apply to any underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of or based upon (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon, and in conformity with, written information furnished to the Company by such underwriter expressly for use in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto or (B) such underwriter’s failure to deliver an amended or supplemental prospectus furnished to such underwriter by the Company if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

6.2              Indemnification by Designated Holder. Each Designated Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, and each of its directors and officers, the underwriter(s) for any offering of Registrable Securities, and each person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(a)                against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto or (2) the omission or alleged omission to state, in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Disclosure Package and the Prospectus and any amendment or supplement thereto) not misleading;

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(b)               against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of such Designated Holder; and

(c)                against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental entity, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 6.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of or based upon (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Designated Holder expressly for use in the applicable Registration Statement, the Disclosure Package or the Prospectus or in any amendment or supplement thereto or (B) such Designated Holder’s failure to deliver an amended or supplemental prospectus furnished to such Designated Holder by the Company. Notwithstanding the provisions of this Section 6.2, no Designated Holder shall be required to indemnify any Person pursuant to this Section 6.2 in excess of the amount of the net proceeds received by such Designated Holder from sales of his/her or its Registrable Securities that are the subject of the indemnification claim.

6.3              Conduct of Indemnification Proceedings. An indemnified party hereunder (the “Indemnified Party”) shall give reasonably prompt written notice to the indemnifying party (the “Indemnifying Party”) of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided under Section 6.1 or 6.2, as applicable, if and to the extent the Indemnifying Party is actually prejudiced by such failure to notify. The Indemnifying Party may assume the defense of such action or proceeding at such Indemnifying Party’s own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld; provided, however, that the Indemnifying Party may not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the prior written consent of the Indemnified Party unless such settlement, compromise or consent secures the unconditional release of the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expense of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel, if applicable, would be inappropriate under applicable standards of professional conduct or (y) one or more legal defenses are available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not be entitled to assume such defense and the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party’s expense. If the Indemnifying Party is not entitled to assume the defense of such action or proceeding as a result of clause (iii) above, the Indemnifying Party’s counsel shall be entitled to conduct the Indemnifying Party’s defense and counsel for the Indemnified Party shall be entitled to conduct the defense of the Indemnified Party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the Indemnifying Party is not so entitled to assume the defense of such action or proceeding or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party will be obligated to pay the reasonable fees and expenses of counsel for the Indemnified Party. In such event, however, the Indemnifying Party will not be liable for any settlement, compromise or consent to the entry of any judgment effected without the prior written consent of the Indemnifying Party. If an Indemnifying Party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the Indemnifying Party shall not be liable for any fees and expenses of counsel for the Indemnified Party incurred in connection with such action or proceeding.

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6.4              Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 6.1 and 6.2 above is for any reason held to be unenforceable by the Indemnified Party although applicable in accordance with its terms, the Indemnified Party and the Indemnifying Party shall contribute to the aggregate losses, liabilities, claims, damages, judgments and expenses of the nature contemplated by such indemnity agreement incurred by the Indemnified Party and the Indemnifying Party, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the action in question has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

Notwithstanding the provisions of this Section 6.4, a Designated Holder shall not be required to contribute in excess of the amount of the net proceeds received by such Designated Holder from sales of his/her or its Registrable Securities that are the subject of the indemnification claim.

Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.4, each person, if any, who controls a Designated Holder within the meaning of Section 15 of the Securities Act and each officer, director, general partner or member of a Designated Holder shall have the same rights to contribution as such Designated Holder, and each director and officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

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SECTION 7      EXPENSES

The Company shall pay all expenses incurred in connection with any registration of Registrable Securities for a Designated Holder pursuant to his/her or its Registration Rights specified in Section 3 and Section 4 hereof, including the registration and filing fees of the Commission, stock exchanges and FINRA, all fees and expenses incurred in complying with state securities or “blue sky” laws, all printing, messenger and delivery expenses, the fees and disbursements of counsel to the Company and of the Company’s independent public accountants (including any expenses arising from any “comfort” letters) and the reasonable fees and disbursements of one firm of counsel for the applicable Designated Holder(s) for each exercise of Registration Rights pursuant to Section 3 and Section 4 hereof (which counsel shall be selected by Designated Holders owning a Majority-in-Interest of Registrable Securities exercising their Registration Rights at any one time). All of the expenses described in the preceding sentence of this Section 7 are referred to herein collectively as “Registration Expenses”, provided, however, that the Company shall not be required to pay any Registration Expenses relating to any registration commenced under Section 3.1(a) hereof if such registration is subsequently withdrawn by the applicable Designated Holder(s), in which case such Designated Holder(s) shall bear such Registration Expenses, unless (i) such Designated Holder(s) agree(s) that such withdrawn registration shall constitute a Demand Registration for such Designated Holder(s) or (ii) such registration is withdrawn in connection with the Company’s postponement of the filing of a Registration Statement pursuant to clause (1) of the first paragraph of Section 3.2 hereof. Except as specified above, each Designated Holder shall be responsible for the payment of any brokerage and sales commissions, underwriting discounts, fees and disbursements of such Designated Holder’s counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Designated Holder pursuant to this Agreement.

SECTION 8      RULE 144 COMPLIANCE

The Company covenants that it will use its commercially reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act and take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), so as to enable the Designated Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act or any similar rules or regulations hereinafter adopted by the Commission. In connection with any sale or other disposition by a Designated Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Designated Holder to facilitate the timely preparation and delivery of certificates representing such Registrable Securities not bearing any Securities Act legend and registered in such names as such Designated Holder may reasonably request at least five (5) Business Days prior to any such sale or other disposition of such Registrable Securities.

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SECTION 9      MISCELLANEOUS

9.1              No Impairment. The Company shall not enter into any new agreement with respect to its securities that impairs or violates the rights granted to the Designated Holders in this Agreement.

9.2              Integration. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein.

9.3              Amendments; Waivers.

(a)                This Agreement may not be amended or modified, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(b)               No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

9.4              Assignment; Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon, and shall inure to the benefit of, the parties thereto and their respective heirs, assigns, executors, administrators and successors; provided, however, that the rights and obligations of a Designated Holder hereunder may be assigned and delegated by such Designated Holder in conjunction with, and to the extent of, any transfer of Registrable Securities owned by such Designated Holder (subject to any obligation of such Designated Holders to the contrary), and any such assignment and delegation shall be effective only upon the Company’s receipt of a written notice of such transfer and an unconditional and irrevocable written agreement of the transferee to be bound by all of the provisions of this Agreement with respect to the Registrable Securities transferred to it; provided, further, that each of GICRE and Jefferies Group shall be permitted, without the prior written consent of the other parties, to assign all or a portion of its respective rights and obligations hereunder to one or more Affiliates of GICRE or Jefferies Group, as the case may be, in connection with the corresponding transfer of all or a portion of its Registrable Securities in accordance with any transfer restrictions under the Securities Act then applicable to such Registrable Securities, in which case, such Affiliates of GICRE or Jefferies Group, as the case may be, shall become a party to this Agreement and such Affiliates of GICRE or Jefferies Group, as the case may be, shall constitute a “Designated Holder” for all purposes hereunder.

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9.5              Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 9.5) or nationally recognized overnight courier, addressed to such party at the address or facsimile number set forth below or such other address or facsimile number as may hereafter be designated in writing by such party to the other parties.

To the Company:

LoanCore Realty Trust, Inc.
55 Railroad Avenue, Suite 100
Greenwich, Connecticut 06830

Facsimile:	(203) 861-6006
Attention:	Jordan Bock

with a copy (which shall not constitute notice) to:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

Facsimile:	(212) 839-5599
Attention:	Edward F. Petrosky J. Gerard Cummins

To a Holder, at the address and other contact information set forth under such Holder’s name on Schedule 1 hereto. In the event of a transfer of Registrable Securities from a Holder or a Designated Holder, such Holder or Designated Holder, as the case may be, shall communicate to the Company the address and other contact information for its transferee.

9.6              Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to prevent a breach or contemplated breach of this Agreement in the U.S. Federal and State courts of the State of New York.

9.7              Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum.

9.8              Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any litigation, directly or indirectly, arising out of or relating to this Agreement or any transaction contemplated hereby. Each party certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.8.

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9.9              Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

9.10          Pronouns; Interpretation. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

9.11          Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or pdf transmission, and any such executed facsimile or pdf copy shall be treated as an original.

9.12          Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

9.13          No Third Party Beneficiaries. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, permitted assigns, administrators, executors and successors.

9.14          Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 6 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding.

Signatures on following page

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

COMPANY:

LOANCORE REALTY TRUST, INC.

By:
Name:
Title:

Mark Finerman

Christopher McCormack

Daniel Bennett

Jordan Bock

Gary Berkman

Stuart Shiff

[Signature Page to Registration Rights Agreement]

LC REIT LLC

By:	NA-RE INVESTMENT HOLDINGS, LLC, its sole member

By:	GIC Real Estate, Inc., its Manager

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Jefferies Group LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule 1

List of Holders of Private Placement Common Shares

Name and Address of Holder	Number of Private Placement Common Shares Held
Mark Finerman c/o LoanCore Realty Trust, Inc. 55 Railroad Avenue, Suite 100 Greenwich, Connecticut 06830	[●]
Christopher McCormack c/o LoanCore Realty Trust, Inc. 55 Railroad Avenue, Suite 100 Greenwich, Connecticut 06830	[●]
Daniel Bennett c/o LoanCore Realty Trust, Inc. 55 Railroad Avenue, Suite 100 Greenwich, Connecticut 06830	[●]
Jordan Bock c/o LoanCore Realty Trust, Inc. 55 Railroad Avenue, Suite 100 Greenwich, Connecticut 06830	[●]
Gary Berkman c/o LoanCore Realty Trust, Inc. 55 Railroad Avenue, Suite 100 Greenwich, Connecticut 06830	[●]
Stuart Shiff c/o DivCo West Real Estate Services, LLC 575 Market Street, 35th Floor San Francisco, CA 94105	[●]
LC REIT LLC 335 Madison Avenue New York, New York 10017	[●]
Jefferies Group LLC 520 Madison Avenue New York, New York 10020	[●]

Sch. 1-1